Exhibit 99.1

For more information contact:
Stephen S. Romaine, President & CEO
Francis M. Fetsko, CFO
Tompkins Financial Corporation 607.273.3210

For Immediate Release
Wednesday, April 21, 2010

Tompkins Financial Corporation reports increased first quarter earnings

ITHACA, NY – Tompkins Financial Corporation (TMP–NYSE Amex)

Tompkins Financial Corporation reported record net income of $8.4 million for the first quarter of 2010, an increase of 9.2% over the $7.7 million reported for the same period in 2009. Diluted earnings per share were $0.78 for the first quarter of 2010, an 8.3% increase over the $0.72 (adjusted for 10% stock dividend paid on February 15, 2010; refer to footnote1) reported for the first quarter of 2009.

Selected highlights for the first quarter included:

■	First quarter 2010 diluted earnings per share1 up 8.3% from same period in 2009; the company’s best first quarter ever.

■	Net interest income up 8.1% from the same quarter last year, representing the 12th consecutive quarter of increased net interest income;

■
First quarter Return on Equity of 13.68%. This is approximately unchanged from the 2009 full year Return on Equity, which ranked in top 15% of similar sized bank holding companies in the most recent Federal Reserve performance report2 ;

■	Total loans were $1.9 billion at March 31, 2010, up 4.2% from March 31, 2009;

■	Total deposits were $2.5 billion at quarter end, up 7.5% from the same period in 2009; and

■	Capital levels at March 31, 2010, remain well above the regulatory minimums to be considered well capitalized, and reflect improving trends.

Stephen S. Romaine, President and CEO stated, “We are extremely proud to report on these strong results for the first quarter of 2010. The $0.78 of earnings per share for the quarter represents our strongest first quarter ever. While we have not been immune to the challenges of the difficult economic environment, we are pleased that the commitment to our strategy and our values has proven to be a successful model, even in these challenging times and we remain committed to lending in support of economic growth in the communities we serve.”

Growth in average earning assets and deposits has contributed to the increase in net interest income in 2010. When comparing the first quarter of 2010 to the first quarter of 2009, average loans were up 4.7% and average deposits were up 10.3%. Net interest income of $27.9 million in the first quarter of 2010 was up 8.1% over the same period in 2009. Net interest margin has remained relatively stable over the last 12 months. The 3.95% margin reported for the first quarter of 2010 compares to 3.89% in the fourth quarter of 2009, and 3.97% in the first quarter of 2009.

The provision for loan and lease losses was $2.2 million in the first quarter of 2010, compared to $2.0 million in the first quarter of 2009, an increase of 7.2%. Growth in the loan portfolio, an increase in net charge-offs, higher nonperforming loans, and general economic conditions all contributed to the increased provision for loan and lease losses from the prior year. Annualized net charge-offs for the three months ended March 31, 2010, represented 0.25% of average loans and leases, which is unchanged from the most recent previous quarter, and is up from 0.16% for the three months ended March 31, 2009. The Company’s allowance for loan and lease losses totaled $25.4 million at March 31, 2010, which represented 1.34% of total loans. This allowance as a percentage of total loans has increased from 1.27% at year-end 2009, and 1.10% at March 31, 2009.

Mr. Romaine commented, “Although we have seen some deterioration in asset quality from the prior year, our levels of nonperforming assets remain significantly below national averages. Additionally, our loss experience has been much better than industry averages as evidenced by the Federal Reserve’s December 31, 2009 Bank Holding Company Performance Report, which indicates that our ratio of Net Losses to Average Loans for the calendar year ended December 31, 2009, was better than 97% of banks with total assets between $3 billion and $10 billion.”

Nonperforming assets represented 1.06% of total assets as of March 31, 2010, down slightly from 1.12% at December 31, 2009, and up from 0.54% at March 31, 2009. Approximately, 55% of the Company’s nonperforming loans were less than 30 days past due as of March 31, 2010. Mr. Romaine added, “We are encouraged by the relatively stable asset quality trends since the previous quarter, yet we remain diligent in monitoring the credit portfolio, as we recognize that many of our customers have been challenged by the prolonged economic downturn and any worsening of economic conditions may result in further stress on the portfolio.”

Noninterest income for the first quarter of 2010 was $11.3 million, which is up 3.5% from the same period in 2009. Investment services revenue, the largest category of noninterest income, was $3.7 million for the first quarter of 2010, an increase of 16.7% from the first quarter of 2009. Other significant fee income categories include insurance revenue of $3.2 million (up 1.5%); service charges on deposit accounts of $2.1 million (down 7.3%); and cards services income of $1.0 million (up 23.4%).

Noninterest expenses for the first quarter 2010 were $24.5 million, up 5.2% from the same period last year. The increase was largely in the compensation and benefits categories. Salary and wage expense was $10.3 million in the first quarter of 2010, an increase of 8.5% from first quarter of 2009. Pension and employee benefits expense was $3.9 million for the quarter ended March 31, 2010, up 15.5% from the quarter ended March 31, 2009. The increase in pension and employee benefits expense over prior year were driven by higher health insurance and pension costs.

Tompkins Financial Corporation operates 45 banking offices in the New York State markets served by the Company’s subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout New York State. The Company offers fee-based financial planning and wealth management services through its AM&M Financial Services, Inc. subsidiary. AM&M Financial Services, Inc. is also the parent company to Ensemble Financial Services, Inc., an independent broker dealer and leading outsourcing company for financial planners and investment advisors. Each Tompkins subsidiary operates with a community focus, meeting the unique needs of the communities served.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

1	Weighted average shares and per share data in this press release have been retroactively adjusted to reflect a 10% stock dividend paid on February 15, 2010.

2	Federal Reserve peer ratio as of December 31, 2009, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

PART I - FINANCIAL INFORMATION

Item 1. Financial Statements

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
	03/31/2010	12/31/2009
ASSETS
Cash and noninterest bearing balances due from banks	$44,881	$43,686
Interest bearing balances due from banks	51,659	1,676
Federal funds sold	20,000	0
Money market funds	100	100
Cash and Cash Equivalents	116,640	45,462
Trading securities, at fair value	30,533	31,718
Available-for-sale securities, at fair value	952,330	928,770
Held-to-maturity securities, fair value of $45,205 at March 31, 2010, and $46,340 at December 31, 2009	43,438	44,825
Loans and leases, net of unearned income and deferred costs and fees	1,887,038	1,914,818
Less: Allowance for loan and lease losses	25,366	24,350
Net Loans and Leases	1,861,672	1,890,468

FHLB and FRB stock	19,407	20,041
Bank premises and equipment, net	46,423	46,650
Corporate owned life insurance	36,348	35,953
Goodwill	41,589	41,589
Other intangible assets, net	4,700	4,864
Accrued interest and other assets	53,683	62,920
Total Assets	$3,206,763	$3,153,260

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	1,256,943	1,183,145
Time	816,090	794,738
Noninterest bearing	439,168	461,981
Total Deposits	2,512,201	2,439,864

Federal funds purchased and securities sold under agreements to repurchase, including certain amounts at fair value of $5,546 at March 31, 2010, and $5,500 at December 31, 2009	181,255	192,784
Other borrowings, including certain amounts at fair value of $11,416 at March 31, 2010, and $11,334 at December 31, 2009	190,545	208,965
Trust preferred debentures	25,057	25,056
Other liabilities	43,261	41,583
Total Liabilities	$2,952,319	$2,908,252

EQUITY
Tompkins Financial Corporation shareholders’ equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued and outstanding: 10,829,483 at March 31, 2010; and 9,785,265 at December 31, 2009	1,083	978
Additional paid-in capital	193,432	155,589
Retained earnings	62,100	92,402
Accumulated other comprehensive loss	(1,351)	(3,087)
Treasury stock, at cost – 87,159 shares at March 31, 2010, and 81,723 shares at December 31, 2009	(2,305)	(2,326)
Total Tompkins Financial Corporation Shareholders’ Equity	252,959	243,556
Noncontrolling interest	1,485	1,452
Total Equity	$254,444	$245,008
Total Liabilities and Equity	$3,206,763	$3,153,260

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
(In thousands, except per share data) (Unaudited)	03/31/2010	03/31/2009
INTEREST AND DIVIDEND INCOME
Loans	$26,618	$26,678
Due from banks	12	8
Federal funds sold	4	5
Money market funds	0	18
Trading securities	309	362
Available-for-sale securities	9,000	8,648
Held-to-maturity securities	407	503
FHLB and FRB stock	284	29
Total Interest and Dividend Income	36,634	36,251
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	1,178	1,490
Other deposits	3,827	5,134
Federal funds purchased and repurchase agreements	1,425	1,565
Trust preferred debentures	367	53
Other borrowings	1,893	2,158
Total Interest Expense	8,690	10,400
Net Interest Income	27,944	25,851
Less: Provision for loan/lease losses	2,183	2,036
Net Interest Income After Provision for Loan/Lease Losses	25,761	23,815
NONINTEREST INCOME
Investment services income	3,738	3,202
Insurance commissions and fees	3,166	3,119
Service charges on deposit accounts	2,057	2,219
Card services income	975	790
Other service charges	593	442
Mark-to-market gain on trading securities	90	58
Mark-to-market (loss) gain on liabilities held at fair value	(128)	256
Increase in cash surrender value of corporate owned life insurance	393	222
Net gain on sale of loans	192	401
Other income	126	217
Net gain on securities transactions	118	7
Total Noninterest Income	11,320	10,933
NONINTEREST EXPENSES
Salaries and wages	10,339	9,528
Pension and other employee benefits	3,911	3,387
Net occupancy expense of premises	1,881	2,019
Furniture and fixture expense	1,183	1,112
Marketing expense	1,052	851
Professional fees	816	880
Software licenses and maintenance	900	781
FDIC insurance	911	354
Cardholder expense	417	325
Amortization of intangible assets	202	249
Other operating expense	2,882	3,803
Total Noninterest Expenses	24,494	23,289
Income Before Income Tax Expense	12,587	11,459
Income Tax Expense	4,138	3,716
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	8,449	7,743
Less: Net income attributable to noncontrolling interests	33	33
Net Income Attributable to Tompkins Financial Corporation	$8,416	$7,710
Basic Earnings Per Share	$0.78	$0.72
Diluted Earnings Per Share	$0.78	$0.72

(1) Per share data has been retroactively adjusted to reflect 10% stock dividend paid on Feburary 15, 2010

Average Consolidated Balance Sheet and Net Interest Analysis

	Year to Date Period Ended March 31, 2010			Year to Date Period Ended March 31, 2009
(Dollar amounts in thousands)	Average Balance (YTD)	Interest	Average Yield/Rate	Average Balance (YTD)	Interest	Average Yield/Rate
ASSETS

Interest-earning assets

Interest-bearing balances due from banks	$37,885	$12	0.13%	$9,302	$8	0.35%
Money market funds Securities (1)	100	—	0.00%	17,024	18	0.43%
U.S. Government Securities	827,808	8,219	4.03%	672,855	7,781	4.69%
Trading Securities	31,279	309	4.01%	37,506	362	3.91%
State and municipal (2)	105,139	1,573	6.07%	117,235	1,766	6.11%
Other Securities (2)	18,563	224	4.89%	21,068	282	5.43%
Total securities	982,789	10,325	4.26%	848,664	10,191	4.85%
Federal Funds Sold	9,080	4	0.18%	8,547	5	0.24%
FHLB and FRB stock	19,633	284	5.87%	20,658	29	0.57%
Loans, net of unearned income (3)
Real Estate	1,327,849	18,840	5.75%	1,261,159	18,930	6.09%
Commercial Loans (2)	472,900	6,260	5.37%	448,136	6,101	5.52%
Consumer Loans	84,083	1,460	7.04%	87,661	1,517	7.02%
Direct Lease Financing	11,634	176	6.14%	13,518	201	6.03%
Total loans, net of unearned income	1,896,466	26,736	5.72%	1,810,474	26,749	5.99%
Total interest-earning assets	2,945,953	37,361	5.14%	2,714,669	37,000	5.53%

Other assets	227,111			204,477

Total assets	$3,173,064			$2,919,146

LIABILITIES & EQUITY

Deposits

Interest-bearing deposits

Interest bearing checking, savings, & money market	1,229,168	1,790	0.59%	1,085,475	2,366	0.88%
Time Dep > $100,000	335,260	1,178	1.42%	276,391	1,490	2.18%
Time Dep < $100,000	429,464	1,873	1.77%	417,859	2,527	2.45%
Brokered Time Dep < $100,000	37,242	164	1.79%	42,688	241	2.29%
Total interest-bearing deposits	2,031,134	5,005	1.00%	1,822,413	6,624	1.47%
Federal funds purchased & securities sold under agreements to repurchase	187,753	1,425	3.08%	188,204	1,565	3.37%
Other borrowings	199,202	1,893	3.85%	225,176	2,158	3.89%
Trust preferred debentures	25,056	367	5.94%	3,890	53	5.53%
Total interest-bearing liabilities	2,443,145	8,690	1.44%	2,239,683	10,400	1.88%
Noninterest bearing deposits	440,113			417,932
Accrued expenses and other liabilities	40,220			38,574
Total liabilities	2,923,478			2,696,189
Tompkins Financial Corporation Shareholders’ equity	248,119			221,490
Noncontrolling interest	1,467			1,467
Total equity	249,586			222,957
Total liabilities and equity	$3,173,064			$2,919,146
Interest rate spread			3.70%			3.64%
Net interest income/margin on earning assets		28,671	3.95%		26,600	3.97%
Tax Equivalent Adjustment		(727)			(749)
Net interest income per consolidated financial statements		$27,944			$25,851

(1)	Average balances and yields on available-for-sale securities are based on historical amortized cost.
(2)
Interest income includes the tax effects of taxable-equivalent adjustments using a combined New York State and Federal effective income tax rate of 40% to increase tax exempt interest income to taxable-equivalent basis.

(3)
Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s unaudited condensed consolidated financial statements included in Part I of this Report on Form 10-Q.

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Mar-10	Dec-09	Sep-09	Jun-09	Mar-09	Dec-09

Period End Balance Sheet
Securities	$1,026,301	$1,005,313	$908,765	$903,559	$970,349	$1,005,313
Loans and leases, net of unearned income and deferred costs and fees	1,887,038	1,914,818	1,882,321	1,841,198	1,811,792	1,914,818
Allowance for loan and lease losses	25,366	24,350	22,800	21,319	19,980	24,350
Total assets	3,206,763	3,153,260	3,088,039	2,968,057	2,993,312	3,153,260

Total deposits	2,512,201	2,439,864	2,397,431	2,288,809	2,335,937	2,439,864
Federal funds purchased and securities sold under agreements to repurchase	181,255	192,784	192,099	189,993	182,744	192,784
Other borrowings	190,545	208,965	194,795	194,754	206,056	208,965
Trust preferred debentures	25,057	25,056	23,018	23,017	4,101	25,056
Total equity	254,444	245,008	241,647	229,308	227,385	245,008

Average Balance Sheet
Average earning assets	$2,945,953	$2,920,269	$2,792,319	$2,778,425	$2,714,669	$2,801,884
Average assets	3,173,064	3,132,599	2,999,961	2,982,077	2,919,146	3,009,007
Average interest-bearing liabilities	2,443,145	2,408,997	2,289,144	2,295,454	2,239,683	2,308,731
Average equity	249,586	245,176	233,535	230,117	222,957	233,009

Share data
Weighted average shares outstanding (basic) [1]	10,738,797	10,702,447	10,693,698	10,679,709	10,671,693	10,686,989
Weighted average shares outstanding (diluted) [1]	10,791,087	10,752,737	10,763,374	10,763,784	10,756,903	10,759,302
Period-end shares outstanding	10,829,483	9,739,719	9,722,834	9,720,440	9,699,828	9,739,719
Book value per share [1]	23.50	22.87	22.59	21.45	21.31	22.87

Income Statement
Net interest income	$27,944	$27,897	$26,780	$26,509	$25,851	$107,037
Provision for loan/lease losses	2,183	2,758	2,127	2,367	2,036	9,288
Noninterest income	11,320	12,142	11,600	11,538	10,933	46,213
Noninterest expense	24,494	24,931	23,723	24,674	23,289	96,617
Income tax expense	4,138	4,104	4,037	3,526	3,716	15,383
Net income attributable to Tompkins Financial Corporation	8,416	8,214	8,460	7,447	7,710	31,831
Noncontrolling interests	33	32	33	33	33	131
Basic earnings per share [1]	$0.78	$0.77	$0.79	$0.70	$0.72	$2.98
Diluted earnings per share [1]	$0.78	$0.76	$0.79	$0.69	$0.72	$2.96

Asset Quality
Net charge-offs	1,167	1,208	646	1,028	728	3,610
Nonaccrual loans and leases	29,521	31,289	25,837	24,662	15,478	31,289
Loans and leases 90 days past due and accruing	51	369	579	1,073	677	369
Troubled debt restructurings not included above	3,703	3,265	0	0	0	3,265
Total nonperforming loans and leases	33,275	34,923	26,416	25,735	16,155	34,923
OREO	558	299	440	68	103	299
Nonperforming assets	33,833	35,222	26,856	25,803	16,258	35,222

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Mar-10	Dec-09	Sep-09	Jun-09	Mar-09	Dec-09
Net loan and lease losses/ average loans and leases *	0.25%	0.25%	0.14%	0.23%	0.16%	0.20%
Nonperforming loans and leases/loans and leases	1.76%	1.82%	1.40%	1.40%	0.89%	1.82%
Nonperforming assets/assets	1.06%	1.12%	0.87%	0.87%	0.54%	1.12%
Allowance/nonperforming loans loans and leases	76.23%	69.72%	86.31%	82.84%	123.68%	69.72%
Allowance/loans and leases	1.34%	1.27%	1.21%	1.16%	1.10%	1.27%

Capital Adequacy (period-end)
Tier I capital / average assets	7.48%	7.44%	7.47%	7.30%	6.70%	7.44%
Total capital / risk-weighted assets	12.56%	12.14%	11.89%	11.70%	10.80%	12.14%

Profitability
Return on average assets *	1.08%	1.04%	1.12%	1.00%	1.07%	1.06%
Return on average equity *	13.68%	13.29%	14.37%	12.98%	14.02%	13.66%
Net interest margin (TE) *	3.95%	3.89%	3.91%	3.93%	3.97%	3.92%

* Quarterly ratios have been annualized

	Quarter-Ended					Year-Ended
Non-GAAP Disclosure	Mar-10	Dec-09	Sep-09	Jun-09	Mar-09	Dec-09
Reported net income	$8,416	$8,214	$8,460	$7,447	$7,710	$31,831
Adjustments:
FDIC special insurance assessment (after-tax)	0	0	0	822	0	822
Subtotal adjustments	0	0	0	822	0	822
Adjusted net income	8,416	8,214	8,460	8,269	7,710	32,653
Weighted average shares outstanding (diluted)1	10,791,087	10,752,737	10,760,912	10,763,794	10,756,903	10,759,302
Adjusted diluted earnings per share	$0.78	$0.76	$0.79	$0.77	$0.72	$3.03

[1] Weighted average shares and per share data in this press release have been retroactively adjusted to reflect a 10% stock dividend paid on February 15, 2010.